UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2004

UNIVERSAL HOSPITAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-111606	41-0760940
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

3800 American Boulevard West, Suite 1250
Bloomington, Minnesota 55431-4442
(Address of principal executive
offices)
(Zip Code)

952-893-3200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

On November 2, 2004, Universal Hospital Services, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2004. A copy of the press release is furnished herewith as an exhibit and incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.2 to this report, and incorporated herein by reference, is a copy of the slide presentation made during the investor conference call with management, held November 3, 2004, to discuss Universal Hospital Services, Inc.‘s announced earnings for the third quarter ended September 30, 2004.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1	Press release issued by Universal Hospital Services, Inc. on November 2, 2004

99.2	Slides presented during Universal Hospital Services, Inc. webcast of its third quarter 2004 earnings call made on November 3, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Universal Hospital Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 2, 2004	UNIVERSAL HOSPITAL SERVICES, INC. By: /s/ Rex T. Clevenger Rex T. Clevenger Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Universal Hospital Services, Inc. on November 2, 2004
99.2	Slides presented during Universal Hospital Services, Inc. webcast of its third quarter 2004 earnings